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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               FIRSTENERGY CORP.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

[LOGO OF FIRSTENERGY]


                                   NOTICE OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1998

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK OF FIRSTENERGY CORP.:

  The Annual Meeting of Shareholders of FirstEnergy Corp. will be held at the John S. Knight Center at 77 E. Mill Street in Akron, Ohio, on April 30, 1998, at 10 a.m. Eastern time, for the following purposes:

  . To elect three members of the Board of Directors for a term of three years;

  . To ratify the appointment of Arthur Andersen LLP, independent public accountants, as auditors for the current year;

  . To approve an Executive and Director Incentive Compensation Plan;

  . To vote on a shareholder proposal; and

  . To take action on other business that may properly come before the meeting.

  To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

                                          Nancy C. Ashcom
                                          Corporate Secretary

Akron, Ohio
March 20, 1998

                                                                 March 20, 1998

                                PROXY STATEMENT

GENERAL INFORMATION

  On November 8, 1997, the merger of Ohio Edison Company and Centerior Energy Corporation to form FirstEnergy Corp. (hereinafter referred to as "the Company") was consummated. As a result of the merger, Ohio Edison Company, The Cleveland Electric Illuminating Company and The Toledo Edison Company are subsidiaries of the Company. Pennsylvania Power Company remains a subsidiary of Ohio Edison Company.

  This proxy statement and accompanying proxy card are being mailed to shareholders beginning on or about March 20, 1998, in connection with the solicitation of proxy cards by the Board of Directors of FirstEnergy Corp. for use at the 1998 Annual Meeting of Shareholders. The principal office of the Company is located at 76 South Main Street, Akron, Ohio 44308-1890.

  Holders of record of Company common stock at the close of business on March 6, 1998, are entitled to notice of and to vote at the meeting. At the close of business on March 6, 1998, there were 230,207,141 shares of common stock outstanding, each of which entitles its holder to one vote.

  The Board of Directors solicits and recommends your execution of the enclosed proxy card. You may revoke your proxy card at any time prior to it being used at the meeting by giving notice in writing to the Corporate Secretary of the Company or orally in open meeting.

  Shares for which a properly signed proxy card are received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an (X) in the appropriate boxes on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. Shares represented by improperly marked proxy cards will be treated as abstentions for voting purposes. "Votes cast" is defined to include both for and against votes but excludes abstentions and broker non-votes. Dissenting shareholders, in connection with any item presented, do not have rights of appraisal.

  The presence in person or by proxy of the holders of record of a majority of shares entitled to be voted will constitute a quorum at the Annual Meeting. For the purpose of determining a quorum, all shares represented at the meeting are counted without regard to abstentions or broker non-votes.

  Your Board of Directors proposes to solicit proxy cards from shareholders as described below. The cost of this solicitation will be borne by the Company. The Company has arranged for the services of Innesfree M&A Incorporated to solicit proxy cards personally or by telephone, mail or other electronic means for a fee not to exceed $10,000 plus reimbursement of reasonable out-of-pocket expenses. Proxy cards may also be solicited in a similar manner, without additional compensation, by officers and employees of the Company. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock.

BOARD OF DIRECTORS

  The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. Members of the Board are kept informed of the Company's business by various reports and documents sent to them each month, as well as by operating and financial presentations made at Board and committee meetings by Company management.

  The Board of Directors held three meetings between the consummation of the merger and December 31, 1997. Taking into account all Board meetings of Ohio Edison Company and Centerior Energy Corporation, the companies whose merger resulted in the formation of the Company, all directors attended 75% or more of the aggregate number of meetings held in 1997 of the Board and committees of which they are members, except Dr. Carol A. Cartwright who attended 74% of the meetings.

                                                                              1
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COMMITTEES OF THE BOARD OF DIRECTORS

  The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below. The biographical information relating to the nominees and directors, which begins on page 3, includes committee memberships currently held. All committees are comprised of non-employee directors, with the exception of the Finance Committee whose membership includes the chief financial officer of the Company.

AUDIT COMMITTEE

  This committee meets with management, financial personnel, internal auditors and the independent public accountants to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee recommends to the Board the appointment of the Company's independent public accountants subject to ratification by the shareholders at the Annual Meeting. The committee also reviews the results of management's programs to monitor compliance with the Company's policies on business ethics and risk management. Both the internal auditors and the independent public accountants periodically meet alone with the Audit Committee and always have unrestricted access to the committee. The Audit Committee consists of five non-employee directors and met one time between the consummation of the merger and December 31.

COMPENSATION COMMITTEE

  This committee's primary duties are to determine the appropriate salaries for the chief executive officer and president and to recommend them to the Board of Directors; to discuss salary levels for all other officers with the chief executive officer; and to maintain an orderly relationship of compensation for officers which is compatible with industry standards for companies of like character and size. The Compensation Committee consists of four non-employee directors and met one time between the consummation of the merger and December 31.

FINANCE COMMITTEE

  This committee's primary duties are to monitor the Company's requirements for funds and financial market conditions; to approve terms of sales of Company securities when the Board of Directors does not exercise such powers; to consult with the officers of the Company on these matters; and to make recommendations to the Board. The Finance Committee consists of five directors and did not meet between the consummation of the merger and December 31.

NOMINATING COMMITTEE

  This committee advises and makes recommendations to the Board concerning possible candidates to fill vacancies on the Board of Directors and reviews the qualifications of candidates recommended by others. The committee will consider nominees recommended by shareholders. Such recommendations must be submitted in writing to the committee at least six months prior to the date of the Annual Meeting of Shareholders in care of the Corporate Secretary of the Company at the address on the first page of this proxy statement. Shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement, if nominated, and to serve, if elected. This committee is also charged with administering the Company's Corporate Governance Guidelines. The Nominating Committee consists of four non-employee directors and did not meet between the consummation of the merger and December 31.

NUCLEAR COMMITTEE

  The Nuclear Committee is authorized and directed to monitor, and consult with and make recommendations to both management and the Board regarding, nuclear matters, including the operation of all nuclear units in which any subsidiary of the Company has an ownership interest or other output entitlement. The Nuclear Committee consists of three non-employee directors and did not meet between the consummation of the merger and December 31.

COMPENSATION OF DIRECTORS

  Directors who are not employees receive an annual retainer of $20,000 and 750 shares of the Company's common stock. Such directors are also paid a meeting fee of $1,000 for each Board and committee meeting

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which they attend, and are reimbursed for related expenses. The chairman of each committee receives an additional annual retainer of $2,500. Directors may elect to defer all or a portion of their cash retainer and meeting fees to be payable in a lump sum or monthly installments after they cease to be a director. Directors who are also employees receive no compensation for serving as directors.

BUSINESS RELATIONSHIPS

  Mr. Robert M. Carter, a director, has an 18.6% equity interest in Lakefront Capital Investors, Inc., an investment management firm. During 1997, Lakefront Capital Investors, Inc. provided investment management services to the FirstEnergy System Master Retirement Trust, receiving $39,124 in fees.

ITEMS TO BE VOTED

ITEM NO. 1--ELECTION OF DIRECTORS

  The Board of Directors currently consists of 13 members divided into three groups. Three nominees are to be elected at this Annual Meeting to serve for a term of three years or until their successors are elected. The remaining directors will continue to serve as set forth below, with four directors having terms expiring in 1999 and five directors having terms expiring in 2000. Mr. Charles W. Rainger, a member of the nominating and nuclear committees, has elected to resign from the Board in April.

  It is intended that shares of common stock represented by a proxy card will be voted, unless otherwise instructed on the proxy card, for the election of the three nominees listed below. Under the Company's Code of Regulations, at any election for directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board of Directors has no reason to believe that the persons named will not be available to serve after being elected. In the event that any of the original nominees would not be available to serve for any reason upon being elected, shares represented by the appointed Proxies will be voted at the discretion of such Proxies either for a lesser number of directors or for another person selected by the Board of Directors unless the inability to serve is believed to be temporary in nature. In this latter case, the shares represented by the appointed Proxies will be voted for the person named and such person, if elected, will serve when he or she is able to do so.

NOMINEES FOR ELECTION AS DIRECTORS

                     Terms expiring in the Year 2001:

                     ROBERT L. LOUGHHEAD -- Retired in 1987 as Chairman of the Board, President and Chief Executive Officer of Weirton
[PHOTO]              Steel Corporation, a manufacturer of steel products. Age
                     68. Director of Ohio Edison Company since 1980 and a Director of the Company since the merger.

                     Committees: Audit, Compensation



                     GLENN H. MEADOWS -- Retired in 1986 as President and Chief Executive Officer of McNeil Corporation, a manufacturer of industrial and automotive lubrication
[PHOTO]              systems, pumps, swimming pool chemicals and equipment.
                     Age 68. Director of Ohio Edison Company since 1981 and a Director of the Company since the merger.

                     Committees: Audit, Compensation, Nuclear

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                     ROBERT C. SAVAGE -- President and Chief Executive Officer
                     since 1973 of Savage & Associates, Inc., an insurance,
[PHOTO]              financial planning and estate planning firm. Age 60.
                     Director of Centerior Energy Corporation since 1990 and a Director of the Company since the merger.

                     Committees: Finance, Nominating

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1.

STANDING DIRECTORS

  The other members of the Board currently serving terms expiring as noted are as follows:

                     Terms expiring in the Year 1999:

                     ROBERT M. CARTER -- Partner since 1991 in the law firm of
[PHOTO] Carter & Associates. Age 47. Director of Ohio Edison Company since 1994 and a Director of the Company since the merger.

                     Committees: Audit, Finance

                     WILLARD R. HOLLAND -- Chairman of the Board and Chief Executive Officer of the Company since November 1997, and
[PHOTO] of Pennsylvania Power Company since 1993. Chairman of the Board and Chief Executive Officer from 1996-1997, President and Chief Executive Officer from 1993-1996 and President and Chief Operating Officer from 1991-1993 of Ohio Edison Company. Age 61. He is also a Director of Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company and A. Schulman, Inc. Director of Ohio Edison Company since 1991 and a Director of the Company since the merger.

                     RUSSELL W. MAIER -- Chairman of the Board and Chief Executive Officer since 1989 of Republic Engineered
[PHOTO]              Steels, Inc., a specialty steel bar producer. Age 61.
                     Director of Ohio Edison Company since 1995 and a Director of the Company since the merger.

                     Committees: Compensation, Nuclear

                    JESSE T. WILLIAMS, SR. -- Vice President of Human Resources Policy, Employment Practices and Systems since 1996 of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Vice President, Human Resources Policy and Employment Practices from 1995-
[PHOTO] 1996, Vice President, Compensation and Employment Practices from 1993-1995 and Vice President of Human Resources Diversity, Safety and Workers' Compensation from 1991-1993 of The Goodyear Tire & Rubber Company. Age 58. Director of Ohio Edison Company since 1992 and a Director of the Company since the merger.

                    Committees: Audit, Nominating

                    Terms expiring in the Year 2000:

                    H. PETER BURG -- President and Chief Financial Officer of the Company, and President of Ohio Edison Company, The
[PHOTO] Cleveland Electric Illuminating Company, and The Toledo Edison Company since November 1997. President, Chief Operating Officer and Chief Financial Officer from 1996-1997, and Senior Vice President and Chief Financial Officer from 1989-1996 of Ohio Edison Company. Age 51. He is also a Director of Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company and Pennsylvania Power Company. Director of Ohio Edison Company since 1989 and a Director of the Company since the merger.

                    Committee: Finance

                    DR. CAROL A. CARTWRIGHT -- President since 1991 of Kent
[PHOTO] State University. Age 56. She is also a Director of Republic Engineered Steels, Inc., M.A. Hanna Company and KeyCorp. Director of Ohio Edison Company since 1992 and a Director of the Company since the merger.

                    Committee: Nominating

                    WILLIAM F. CONWAY -- President since 1994 of William F. Conway & Associates, Inc., a management consulting firm. Executive Vice President-Nuclear from 1989-1994 of Arizona
[PHOTO] Public Service Company. Age 67. He is also a Director of Northeast Utilities System. Director of Centerior Energy Corporation since 1994 and a Director of the Company since the merger.

                    Committee: Nuclear

                     PAUL J. POWERS -- Chairman of the Board and Chief Executive Officer since 1987 of Commercial Intertech Corp., a hydraulic components, filters and separations and metal components manufacturer, and Chairman of the
[PHOTO] Board of CUNO, Inc. Age 63. He is also a Director of Global Marine Inc. and Twin Disc, Incorporated. Director of Ohio Edison Company since 1992 and a Director of the Company since the merger.

                     Committees: Compensation, Finance

                     GEORGE M. SMART -- Chairman of the Board and President since 1993 of Phoenix Packaging Corporation, a manufacturer of easy-opening lids. President and Chief Executive Officer from 1978-1993 of Central States Can
[PHOTO] Co. and Executive Vice President from 1989-1993 of Van Dorn Company, the parent of Central States Can Co. Age
                     52. He is also a Director of Commercial Intertech Corp. Director of Ohio Edison Company since 1988 and a Director of the Company since the merger.

                     Committees: Audit, Finance
LOGO

ITEM NO. 2--RATIFICATION OF THE APPOINTMENT OF AUDITORS

  Arthur Andersen LLP, independent public accountants, appointed as auditors by the Board of Directors of the Company to examine the books and accounts of the Company for the year 1998, has performed the annual audit for this Company since the consummation of the merger, and performed the annual audits for many years for both Ohio Edison Company and Centerior Energy Corporation. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting. This representative will have the opportunity to make a statement and will be available to respond to appropriate questions raised at the meeting. This item requires the favorable vote of a majority of the votes cast.

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 2.

ITEM NO. 3--APPROVAL OF AN EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN

  Subject to shareholder approval, the Board of Directors has adopted the FirstEnergy Corp. Executive and Director Incentive Compensation Plan (the "Plan"), effective May 1, 1998, in order to link the personal interests of key employees and of directors to the long-term financial success of the Company and the growth of shareholder value. By adopting the Plan, the Board believes that the Company will be better able to attract, motivate and retain the people upon whose judgment and special skills the success of the Company is largely dependent. This item requires the favorable vote of a majority of the votes cast.

  The Plan allows the Compensation Committee of the Board to designate persons as key employees and make them participants in the Plan. Any employee of the Company and its subsidiaries could be designated as a key employee.

  The Plan permits awards to be made to key employees in the form of restricted stock, stock options, stock appreciation rights, performance shares or cash. In addition, the Plan permits directors to apply all or part of their cash retainers to the purchase of Company common stock or to the acquisition of options to acquire such stock. The number of shares of common stock that may be issued under the Plan is limited to 7,500,000 and no more than three-quarters of this amount may be issued in the form of restricted stock or performance shares. In addition, no more than 200,000 shares subject to stock options may be granted to any participant in any calendar year and no participant can receive an award of restricted stock or performance shares under the Plan in excess

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of 100,000 shares in any calendar year. The exercise of stock appreciation rights, whether paid in cash or stock, is considered to be an issuance of shares for purposes of the above limitation. If an award lapses, the shares that would have been issued in connection with that award become available to be used for other awards. The limitation on the number of shares issuable under the Plan and the number of shares issuable in connection with awards not yet exercised are subject to adjustment to prevent dilution or enlargement of rights upon the happening of events which would otherwise have that effect.

  Awards under the Plan may be conditioned upon the attainment of certain performance or other goals or objectives or may be given for past achievements. Awards may also be given to induce a particular person to accept or continue employment or otherwise as the Compensation Committee may determine.

  Awards under the Plan may be given in the form of performance shares. Performance goals under the Plan can include total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, or energy production availability. A particular award may be based on more than one of these goals or on other goals that the Compensation Committee determines are desirable. The performance measured may be that of the Company or one or more of its subsidiaries, and the measurement may be based either on the performance of the Company or such subsidiaries without regard to comparison with other corporations or on such performance compared to that of other corporations. The period over which performance goals are measured must be set in advance of establishing the performance goal or goals for the period and will be of such duration as the Compensation Committee shall determine. In setting performance goals, the Compensation Committee will assign percentages to various levels of performance and those percentages will be applied to reduce the payout connected to the award when the performance over the performance period does not meet or exceed the goal. The amount payable in cash in a calendar year to any participant with respect to any performance period pursuant to any performance share award may not exceed $1,000,000. To the extent that performance goals are exceeded, the Committee may authorize payouts in excess of 100% of the initial value of the award.

  If an award under the Plan is made in the form of a stock option, the exercise price of the option cannot be less than the average of the closing prices for the Company's common stock on the 20 trading days preceding the grant. All options awarded must expire no later than 10 years from the date granted but the Compensation Committee may set a shorter expiration date in any particular case. The Compensation Committee is entitled to set all terms in connection with a participant's right to exercise an award and may impose such conditions as it sees fit. The maximum number of shares subject to options granted to any individual participant in any calendar year may not exceed 200,000 shares and no participant may be awarded tax-qualified stock options that are first exercisable during any calendar year which involve shares having a fair market value, determined at the time of grant, in excess of $100,000.

  Under present law, the grant of options under the Plan to a participant will not result in taxable income to the participant, nor will the Company be entitled to a deduction for federal income tax purposes. In the case of a non-qualified stock option under federal tax law, the participant may realize taxable income based on the difference between the exercise price and the fair market value of the shares received at the time the option is exercised and the Company is entitled to a corresponding deduction for federal income tax purposes. In the case of a tax-qualified stock option under federal tax law, the participant may be able to defer the realization of taxable income until the shares acquired are sold. In this case, the amount of taxable income will be based on the difference between the exercise price and the amount received on the sale but certain conditions, including minimum holding periods, apply. If those conditions are satisfied, the Company is not entitled to any corresponding deduction for federal income tax purposes.

  Stock appreciation rights may be granted in lieu of, or in addition to, the grant of options or may be granted independently. Like options, the term of stock appreciation rights cannot exceed 10 years. Stock appreciation rights allow the recipient of the rights to realize the value of the difference between the market price of the Company's common stock at the time that the rights are granted and the market value of that stock when the rights are exercised. To the extent that the value of the stock has not increased during that time, the rights will have no value. The maximum number of shares upon which stock appreciation rights are based may not exceed 200,000 for any participant with respect to any calendar year.

  In the event that the Compensation Committee determines to make cash awards to participants under the Plan, it must first establish objective, business-related performance goals. These goals may be operational (e.g., attainment of merger milestones, customer satisfaction, service reliability, safety and tactical objectives), financial (e.g., total shareholder return, expense control, revenue, margins and shareholder value levels) or individual, and are to be measured over periods of one to five years. The performance periods over which the goals are measured can vary for different goals and the periods can overlap. For each performance period the target level of a cash award for a participant will be set with reference to electric utility median cash compensation. The granting of cash award targets will be administered so that, after taking into account the existence of differing periods, annualized levels of incentives will be consistent with the compensation philosophy set by the Compensation Committee. Depending on the extent that the goals are achieved above a threshold level, actual awards may vary from 50% to 200% of the target award. The maximum cash award payable in a calendar year to any participant with respect to any performance period may not exceed $1,000,000.

  In order to further the purpose of the Plan to link the personal interests of key employees and directors to the long-term financial success of the Company, participants may, upon approval of the Compensation Committee, convert any cash award they are entitled to receive, and directors may convert all or any portion of their cash retainer, into restricted shares of the Company's common stock. If they elect to make such a conversion, any such participant or director will receive shares of common stock of the Company having a market value on the day of the conversion up to 20% more than the cash award or retainer they convert. In addition, directors may also convert their retainers into stock options under the Plan. Such a conversion will result in their receiving stock options with a value, as determined by generally accepted principles, of up to 20% more than the retainer being converted. Apart from the option to convert all or a portion of their retainers as described above, directors may not participate in the Plan.

  If a participant who has received an award under the Plan ceases to be employed by the Company or its subsidiaries by reason of death, disability or retirement, that person's ability to realize the benefits of the award are ordinarily accelerated. On the other hand, if a participant's employment is terminated for cause, that person's right to receive the benefit of an award is forfeited. If a participant's employment is terminated not for cause and not because of death, disability or retirement, that person's ability to realize benefits in the case of some types of awards (i.e., stock options and stock appreciation rights) is accelerated, and in the case of other types of awards (i.e., restricted stock and performance shares) is lost unless in a particular case the Compensation Committee determines otherwise. In the case of performance shares, the acceleration of the right to receive the benefits of the award is prorated based on the participant's employment during the performance period. In the case of cash awards converted into restricted stock and directors' retainer fees converted into restricted stock or stock options, a termination of employment or service other than because of death, disability or retirement can result in the forfeiture of the restricted stock or stock options attributable to the discount given in connection with the conversion. Upon the occurrence of certain events that would constitute a change of control with respect to the Company, all stock based awards immediately vest in full and all performance based awards are payable in cash based upon the extent that the performance goals have been met or, if higher, the full value of the performance shares on the day of the grant.

  The Plan may be terminated, amended or modified at any time by the Board of Directors. However, unless presently existing requirements cease to apply, no amendment may be adopted without the approving vote of shareholders which would increase the number of shares of the Company's common stock that can be issued under the Plan, change the designation of the employees who can participate in the Plan, materially increase either the cost of the Plan or the benefits to participants, or extend the period after the date of a grant during which stock options or stock appreciation rights may be exercised to more than 10 years.

  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 3.

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ITEM NO. 4--SHAREHOLDER PROPOSAL

  A shareholder proposal has been submitted for action at this year's Annual Meeting seeking to change the process by which the Company's Board of Directors is elected. Currently, the Board is divided into three groups, with one group standing for election each year. This assures that there will always be directors who are fully familiar with the business of the Company and the issues it is facing. Also, having a portion of the directors elected each year tends to cause corporate raiders - whose first priority is themselves - to negotiate an arrangement which takes into account the interests of all shareholders.

  Your Board of Directors believes that the current method of electing directors makes good business sense. The proponent of this change in our corporate governance would have you believe just the opposite. His references to old newspaper stories that are irrelevant to the proposal he is advancing and his innuendoes concerning the good faith and integrity of the Company's directors do a disservice to your Company and your fellow shareholders. Your Board of Directors hopes you will not be misled and encourages you to vote AGAINST the proposal.

  The proponent's name, address and number of shares held will be furnished upon written or oral request. The following is the complete text of the proposal exactly as submitted. Adoption of the proposal requires the affirmative vote of 80% of the shares entitled to vote at the meeting.

                     --BEGINNING OF SHAREHOLDER PROPOSAL--

  "Resolved: The shareholders of FirstEnergy Corp. request the Board of Directors take the necessary steps to amend the company's governing instruments to ELECT THE ENTIRE BOARD OF DIRECTORS EACH YEAR with an independent lead director. This includes the requirement that any future change in the frequency of election of directors be submitted to shareholder vote as a stand-alone issue and this resolution applies to successor company(s).

  This will give the board greater incentive to meet the challenge of the merger. Given the state of the company, shareholders need to hold the Board and Management responsible for:

1) FirstEnergy Corp. ranked lowest (5) in Timeliness.
                Value Line            Nov. 7, 1997

2) Standard & Poors downgraded the debt ratings of Ohio Edison Co. S&P said the merger caused the downgrade.
                Akron Beacon Journal  July 10, 1997

3) S&P places Ohio Edison on CreditWatch. The merger prompted the lower ratings.
                Electrical World      Nov. 1996

4) Ohio Edison is paying a 40% premium for Centerior's stock. It seems like they overpaid.
                The Plain Dealer      Sept. 22, 1996

5) Some Ohio Edison shareholders were clearly not pleased with the merger and Ohio Edison bondholders were clearly not pleased, said William Mastoris, Mendham Capital Group research director.
                The Plain Dealer      Sept. 22, 1996

6) Merger will cut more jobs. 1300 employees at Ohio Edison and Centerior Energy will be jobless. Less than half offered retirement packages.
                Akron Beacon Journal  Nov. 11, 1997

7) The 2 companies bring to the table more than $6 Billion in combined debt and a legacy of troubled nuclear power plants.
                The Plain Dealer      Sept. 17, 1996

  Annual election will give greater incentive to the Board to resolve the problems highlighted in these published reports.

  The following points demonstrate that the board and management are taking care of themselves:

1) Each director has a newly enacted 3-year holiday from shareholder election.
                       -------------

2) No formal evaluations for directors.

3) Executives get "Golden Parachute" severance.

4) Directors are protected by an 80% shareholder vote required to change corporate governance rules.

5) Non-independent directors serve on key management oversight committees.

6) The poison pill protects management if FirstEnergy performance declines further.

7) Cumulative voting rights for shareholders are newly deleted.
                                                 -------------

  Institutional Shareholder Services, a proxy advisory firm that prepares detailed studies on shareholder resolutions, recommends a yes vote for annual election of directors.

    For the "The Best Board:
  "PLACE THE ENTIRE BOARD UP FOR ELECTION EVERY YEAR."
                Business Week     Nov. 25, 1996 Cover Story

                       ELECT THE ENTIRE BOARD EACH YEAR
                                   YES ON 4"

                        --END OF SHAREHOLDER PROPOSAL--
  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM NO. 4.

OTHER BUSINESS

  Management does not intend to present and does not know that others will present any other items of business at the Annual Meeting. However, if any other matters properly come before the meeting, the appointed Proxies will vote in their discretion.

ANNUAL REPORTS

  This proxy statement was preceded or is accompanied by the mailing of the Annual Report to Shareholders for the fiscal year ended December 31, 1997, which contains financial and other information about the activities of the Company.

  THE COMPANY WILL FURNISH TO A SHAREHOLDER, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION (FORM 10-
K) UPON RECEIPT OF A WRITTEN REQUEST TO MS. NANCY C. ASHCOM, CORPORATE SECRETARY, FIRSTENERGY CORP., 76 SOUTH MAIN STREET, AKRON, OHIO 44308-1890.

PROPOSALS OF SECURITY HOLDERS

  Notice is hereby given that any shareholder proposal intended to be presented at the Annual Meeting of Shareholders in 1999 must be received at the Company's principal office on or before November 20, 1998.

                           SECURITY OWNERSHIP TABLE

  The following table shows shares of stock beneficially owned as of December 31, 1997, by each director and nominee, the executive officers named in the Summary Executive Compensation Table, all directors and executive officers as a group and all owners of more than five percent of any class of FirstEnergy Corp. voting securities. It also shows the deferred common stock equivalents credited as of December 31, 1997, to executive officers participating in the Executive Incentive Compensation Plan.

                                                        NUMBER OF            COMMON
                                                   SHARES BENEFICIALLY       STOCK
NAME OF BENEFICIAL OWNER            CLASS OF STOCK     OWNED(1)(2)       EQUIVALENTS(3)
---------------------------------------------------------------------------------------
H. Peter Burg                           Common             10,983            21,079
Robert M. Carter                        Common              1,226
Dr. Carol A. Cartwright                 Common              1,859
William F. Conway                       Common              1,183
Willard R. Holland                      Common              8,605            61,833
Robert L. Loughhead                     Common              2,724
Russell W. Maier                        Common              1,429
Glenn H. Meadows                        Common              3,321
Paul J. Powers                          Common              1,592
Charles W. Rainger                      Common              3,277
Robert C. Savage                        Common              1,435
George M. Smart                         Common              2,721
Jesse T. Williams, Sr.                  Common              2,087
Anthony J. Alexander                    Common             12,771            14,355
Earl T. Carey                           Common              3,260             9,318
John A. Gill                            Common              3,730             9,573
All Directors & Executive
 Officers As a Group                    Common            101,212           137,756
State Street Bank and Trust Co.(4)      Common         11,448,349(5.0%)
Barrow, Hanley, Mewhinney &
 Strauss, Inc.(5)                       Common         11,560,235(5.0%)

(1) Beneficially owned shares include any shares with respect to which voting or investment power is attributed to a person because of joint or fiduciary ownership of the shares or relationship of the record owner, such as a spouse, even if the person does not consider himself or herself the beneficial owner.

(2) The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class so owned.

(3) Common stock equivalents are the cumulative number of performance shares credited to each executive officer as of December 31, 1997. These performance shares are the portion of the 1993 and 1994 annual incentive awards under the Executive Incentive Compensation Plan that were deferred for four years, and the 1995, 1996 and 1997 long-term incentive opportunities that were deferred for four years under such Plan. For a detailed explanation of the Plan, see the Board Compensation Committee Report on Executive Compensation and the footnote to the Long-Term Incentive Plan Table. Such performance shares do not have voting rights or other rights associated with ownership.

(4) State Street Bank and Trust Company (225 Franklin Street, Boston, MA 02110) is Trustee under the Company's Savings Plan which holds 11,448,349 shares (5.0%) of the Company's common stock, and shares voting and investment power with respect thereto with the employees participating in the Plan.

(5) Barrow, Hanley, Mewhinney & Strauss, Inc. (3232 McKinney Avenue, 15th Floor, Dallas, TX 75204), an investment advisor, holds 11,560,235 shares (5.0%) of the Company's common stock. It has sole voting power with respect to 1,890,400 of these shares and shares voting power with respect to 9,669,835 of these shares, and it has sole investment power with respect to all of these shares.

                     SUMMARY EXECUTIVE COMPENSATION TABLE

                                     ANNUAL COMPENSATION      LONG-TERM
                                  -------------------------- COMPENSATION    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR  SALARY   BONUS   OTHER(1)  PAYOUTS(2)  COMPENSATION(3)
-----------------------------------------------------------------------------------------
Willard R. Holland           1997 $587,246 $289,543  $  566    $179,596       $86,347
 Chairman of the Board
  and                        1996  516,658  213,197     630      62,099        72,307
 Chief Executive Officer     1995  502,365  179,536   1,405      26,469        38,504
H. Peter Burg                1997 $342,134 $148,085  $2,589    $ 69,980       $27,122
 President and               1996  246,858   66,756   4,733      44,841        25,165
 Chief Financial Officer     1995  231,828   49,287   3,052      56,637        16,433
Anthony J. Alexander         1997 $282,234 $ 99,392  $1,988    $ 46,810       $15,650
 Executive Vice President
  and                        1996  232,533   53,500   1,930      30,865        14,223
 General Counsel             1995  197,853   49,406   1,722      39,276        10,790
Earl T. Carey                1997 $215,708 $ 43,264  $  213    $      0       $ 9,598
 Vice President              1996  194,604   43,702     220           0         8,619
                             1995  152,483   24,322   8,585           0         7,709
John A. Gill                 1997 $213,474 $ 43,545  $1,701    $ 40,466       $28,953
 Vice President              1996  202,133   58,335   2,229      27,161        24,655
                             1995  197,853   43,039   1,562      34,116        10,975
Robert J. Farling (4)        1997 $360,048 $ 36,005  $    0    $ 20,481       $24,780
 Vice President              1996  360,048  175,000       0           0        21,612
                             1995  360,048        0       0           0        21,688

(1) Consists of reimbursement for income tax obligations on Executive Indemnity Program premium and on perquisites.

(2) These amounts represent cash payouts of the portion of the 1993 Executive Incentive Compensation Plan annual award previously deferred into a Common Stock Equivalent Account.

(3) For 1997, amount is comprised of (1) matching Company common stock contributions under the tax qualified Savings Plan: Holland-$7,125; Burg- $7,125; Alexander-$7,125; Carey-$7,125; Gill-$2,966; (2) the current dollar value of the Company's portion of the premiums paid in 1997 for insurance policies under the Executive Supplemental Life Plan: Holland- $16,288; Burg-$3,056; Alexander-$1,594; Carey-$2,422; Gill-$457; (3) above market interest earned under the Executive Deferred Compensation Plan:
    Holland-$62,934; Burg-$14,717; Alexander-$5,512; Carey-$46; Gill-$24,161;
    and (4) a portion of the Executive Indemnity Program premium reportable as income: Holland-$0; Burg-$2,224; Alexander-$1,419; Carey-$5; Gill-$1,369. As to Mr. Farling, see note (4) below.

(4) Mr. Robert J. Farling was Vice President of the Company until the consummation of the merger. His compensation for services rendered in 1997 as the Chairman and Chief Executive Officer of Centerior Energy Corporation was comprised of his base salary of $360,048, an incentive award of $36,005 pursuant to Centerior Energy's Executive Incentive Compensation Plan, and payment of $20,481 for long-term Deferred Incentive Units issued in 1992. The "All Other Compensation" amount of $24,780 represents the portion of premiums for life, accident, personal liability, and supplemental retirement insurance benefits paid by Centerior Energy for Mr. Farling to the extent those premiums exceeded that which was uniformly available to salaried employees under Centerior Energy's benefit plans.

  Following his termination on January 31, 1998, payments were made to Mr. Farling consistent with the terms of a special severance agreement applying to certain Centerior executives. These included a severance benefit of $2,111,686, a payment of $23,693 for benefit continuation, and a makeup pension benefit of $1,728,003 based on the assumption that he would have continued to work until age 65. In addition, a payment was made to reimburse him, on an after-tax basis, for the excise tax payments withheld from the above payments.

  Consistent with Mr. Farling's experience in the electric utility industry and his involvement on a national level with the nuclear power industry, Mr. Farling has agreed to act as a consultant to the Company for a forty-two month period beginning February 1, 1998. His monthly fees for those services will be $29,693.

          LONG-TERM INCENTIVE PLAN TABLE--AWARDS IN LAST FISCAL YEAR

                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                                                NON-STOCK PRICE BASED PLAN
                   1997 TARGET EQUIVALENT   PERFORMANCE OR    (NUMBER OF PERFORMANCE SHARES)
                    LONG-TERM   NUMBER OF    OTHER PERIOD   -----------------------------------
                    INCENTIVE  PERFORMANCE UNTIL MATURATION   BELOW
NAME               OPPORTUNITY   SHARES       OR PAYOUT     THRESHOLD THRESHOLD TARGET  MAXIMUM
-----------------------------------------------------------------------------------------------
W. R. Holland-CEO   $352,560     15,703        4 years           0     176,280  352,560 528,840
H. P. Burg          $178,646      7,957        4 years           0      89,323  178,646 267,969
A. J. Alexander     $ 90,173      4,016        4 years           0      45,087   90,173 135,260
E. T. Carey         $ 72,628      3,235        4 years           0      36,314   72,628 108,942
J. A. Gill          $ 45,699      2,035        4 years           0      22,850   45,699  68,549

  Each executive's 1997 target long-term incentive opportunity was converted into performance shares equal to an equivalent number of shares of Ohio Edison Company common stock based on the average price of such stock during December 1996, and will be held in a Common Stock Equivalent Account through 2000. The Common Stock Equivalent Account was converted to FirstEnergy common stock upon the consummation of the merger. At the end of this four-year performance period, this Common Stock Equivalent Account will be valued based on the average price of the Company's common stock during December 2000 and as if any dividends that would have been paid on such stock during the performance period had been reinvested on the date paid. This value may be increased or decreased based upon the total return of the Company's common stock relative to the Edison Electric Institute's Index of Investor-owned Electric Utility Companies (the "Index") during the period. If an executive retires, dies or otherwise leaves the employment of the Company prior to the end of the four-year period, the value will be further proportionally decreased based on the number of months worked during the period. However, an executive must work at least twelve months during the four-year period to be eligible for an award payout. The final value of an executive's account, if any, will be paid to the executive in cash early in the year 2001.

  The final value of an executive's account may range from zero to 150 percent of the target amount. The maximum amount in the above table is equal to 150 percent of the target 1997 long-term incentive opportunity and will be earned if the Company's total shareholder return is in the top 15 percent compared to the Index. An amount equal to 100 percent of the target 1997 long-term incentive opportunity will be earned if the Company's total shareholder return is in the 38th percentile compared to the Index. The threshold amount is equal to 50 percent of the target 1997 long-term incentive opportunity and will be earned if the Company's total shareholder return is in the 60th percentile compared to the Index. Payouts for a total shareholder return ranking between the 15th percentile and the 60th percentile will be interpolated. However, there will be no long-term award payouts if the Company's total shareholder return compared to the Index falls below the 60th percentile.

CERTAIN SEVERANCE PAY AGREEMENTS

  In 1997, the Company entered into separate severance pay agreements with each of Messrs. Holland, Burg, Alexander and Gill providing for the payment of severance benefits in the event that the individual's employment with FirstEnergy or its subsidiaries is terminated only under specified circumstances within three years after a change in control of FirstEnergy (generally defined as the acquisition of 50 percent or more of the Company's outstanding common stock or certain mergers or other business combinations). The agreements are intended to ensure that the individuals are free from personal distractions in order to put in place the best plan for shareholders when a change of control is occurring or perceived as imminent. The principal severance benefits under each agreement include payment of the following when the individual is terminated or resigns for good reason (generally defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation): (i) the individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned; (ii) 2.99 times the sum of the individual's base salary plus the average of his annual incentive compensation awards over the past three years; (iii) Supplemental Executive Retirement Plan (SERP) benefits as follows: if the individual is less than age 55 at termination, the benefit is calculated as if he was age 55, offset by compensation earned from subsequent employers until age 55, at which time it will then be offset by pension benefits and, at age 62, further offset by social security payments; if the individual is between age 55 and 62 at termination, the benefit is calculated in accordance with the SERP and will be offset by social security payments beginning at age 62; if the individual is age 62 or more at termination, the benefit is calculated in accordance with the SERP; (iv) continuation of group health and life insurance as if the individual had retired at the greater of his current age or age 55 and the greater of his current years of service or actual years of service at age 55; and (v) payment of legal fees and expenses as well as any excise taxes resulting from the agreement. The severance pay agreements have initial three-year terms and are automatically renewed each year for an additional year unless expressly discontinued by the Board. After a change in control, if the individual resigns, he is prohibited for two years from working for or with competing entities.

EXECUTIVE RETIREMENT PLAN

  The FirstEnergy System Supplemental Executive Retirement Plan is limited to eligible senior executives as approved by the Compensation Committee of the Board of Directors. At normal retirement, eligible senior executives (which include all of the officers listed in the Summary Executive Compensation Table) who have five or more years of service with the Company or its subsidiaries are provided a retirement benefit equal to the greater of 65 percent of their highest annual salary, or 55 percent of the average of their highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996 and paid prior to retirement, reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, and social security benefits. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. This Plan also provides for disability and surviving spouse benefits. As of the end of 1997, the estimated annual retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from such sources were: W. R. Holland-$384,817; H. P. Burg-$222,387; A. J. Alexander-$183,452; E. T. Carey-$140,210 and J. A. Gill-$138,758.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  FirstEnergy's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors, which has responsibility for all aspects of the compensation program for the executive officers of the Company. The Committee is comprised of the four directors listed at the end of this report, none of whom is an employee of the Company and each of whom qualifies as a disinterested person for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for purposes of Section 162(m) of the Internal Revenue Code (the "Code").

  The Committee's primary objective is to establish and administer programs to attract, retain, and motivate skilled and talented executives, and align their compensation with the Company's performance, business strategies and growth in shareholder value. Recognizing that the formation of a new company is an appropriate time to review all elements of the executive compensation program, and that regulatory changes will cause the Company to operate in an increasingly competitive environment, the Committee has undertaken a comprehensive review of the Company's executive compensation program with the assistance of an outside consultant. As a result of this review, the Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy for FirstEnergy which includes the following elements:

 . A "pay-for-performance" orientation under which a significant portion of total compensation reflects corporate, business unit and individual performance;

 . An emphasis on stock incentives to closely align the interest of executives with the long-term interests of shareholders;

 . An emphasis on total compensation under which base salaries and cash incentives are generally targeted at or near median competitive levels in the electric utility industry, but which provides opportunities, including stock incentives, to achieve total compensation at 75th percentile utility levels if corporate and individual performance are both superior;

 . An appropriate balance of short-term and long-term compensation which facilitates retention of talented executives, rewards effective long-term strategic planning, and encourages FirstEnergy stock ownership; and

 . Providing that a greater portion of an executive's total compensation opportunity be put at risk through stock and other performance incentives, and less on salary and benefits, as an executive's level of responsibility increases.

  Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1,000,000 deduction limit of Section 162(m) of the Code, it will be the Company's policy to structure executive compensation plans to maximize the deductibility of executive compensation by minimizing the compensation subject to this limit. As a part of this policy, shareholder approval is being sought for the proposed FirstEnergy Corp. Executive and Director Incentive Compensation Plan ("EDICP") described elsewhere in this Proxy Statement.

1998 Executive Compensation Opportunities

  The primary components of the Company's 1998 executive compensation program will be (1) base salaries; (2) annual and three-year cash incentive opportunities; and, (3) subject to shareholder approval of the EDICP, stock incentive opportunities (see Item No. 3 for a description of the EDICP).

BASE SALARIES

  The base salary range for an executive will be market-based and will be related to an evaluation of the responsibilities for his/her position. Base salary ranges generally will be established at or near the median of salaries paid for comparable positions based upon compensation data compiled by the Edison Electric Institute and other surveys of executive compensation at publicly-held utilities with revenue levels comparable to the Company's. Base salaries for executives will be reviewed annually and will be subject to adjustment on the basis of individual, business unit and corporate performance, and competitive market and internal equity considerations.

CASH INCENTIVES

  Annual and three-year incentive opportunities will be provided to executives. Awards will be based on corporate, business unit and individual performance compared to preset financial and operational targets deemed to have importance in creating shareholder value as well as FirstEnergy's total shareholder return from January 1, 1998 through December 31, 2000 compared to other investor-owned electric utilities. All goals will be reviewed and approved by the Committee at the start of the measurement periods (both one-year and three-year). Each participant in the annual incentive portion of the plan will have a specific target award opportunity between 20% and 45% of base salary, and each participant in the three-year portion of the plan will have a specific target award opportunity between 5% and 70% of base salary. Actual awards will range from $0 for performance that is below threshold, 50% of target for performance at threshold, 150% of target for truly outstanding operational performance and 200% of target for truly outstanding financial performance that directly enhances shareholder value. Awards may also be granted to an executive who demonstrates extraordinary responsiveness to an unforeseen circumstance or who has a unique accomplishment of special importance to the Company which was not recognized in the normal goal setting process.

1997 Executive Compensation

  The merger of Ohio Edison Company and Centerior Energy Corporation into FirstEnergy Corp. was consummated on November 8, 1997. As part of the merger agreement, FirstEnergy is required to honor each company's existing executive compensation plans and arrangements. With the exception of Mr. Farling, the other named executive officers listed in the Summary Executive Compensation Table (the "Table") above were formerly executives of Ohio Edison Company. Their 1997 compensation is primarily a result of the executive compensation programs reported in the 1997 Proxy Statement for Ohio Edison Company. Mr. Farling's 1997 compensation, described in footnote 4 of the Table, is a result of the executive compensation programs and severance agreement reported for Mr. Farling in the 1997 Proxy Statement for Centerior Energy Corporation.

  The Salary column in the Table lists the 1997 base salary of the other named executive officers, including salary deferred into the Ohio Edison System Executive Deferred Compensation Plan (the "Deferral Plan") and/or the Ohio Edison System Savings Plan.

  Under the 1997 Ohio Edison System Executive Incentive Compensation Plan (the "Incentive Plan"), a target total incentive opportunity was established for an executive at the beginning of 1997 which was then allocated into a target annual incentive opportunity and a target long-term incentive opportunity. As the level of an executive's responsibility increased both the portion of his/her total pay opportunity that was put at risk and the portion that was tied to the long-term return of Ohio Edison Company common stock increased. For Mr. Holland in 1997, 50% of his total pay opportunity was put at risk in the form of incentive compensation. This amounted to a target total incentive opportunity of $587,600 of which 40% or $235,040 was allocated into a target annual incentive opportunity, and 60% or $352,560 was allocated into a target long-term incentive opportunity.

  At the beginning of 1997, the Committee reviewed and approved a list of measurable corporate financial and strategic goals to be used to establish annual objectives for executives participating in the Incentive Plan. Each executive had a portion of his/her annual incentive award based on the achievement of certain specific corporate financial goals of direct benefit to the shareholder. As an executive's responsibility in the Company increased, this portion tied to these corporate financial goals increased. Additional objectives established for any executive were other financial or strategic goals from the list that the executive directly affects or were other specific objectives that were expected to directly contribute to the achievement of all goals. An executive's annual incentive award ranged from $0 to 150% of his/her target annual incentive opportunity based on the level of achievement of the objectives established for him/her. The Incentive Plan also provided for the payment of an award to an executive who demonstrated extraordinary responsiveness to an unforeseen circumstance or who had a unique accomplishment of special importance to the Company which was not recognized in the normal goal setting process.

  The Committee approved five 1997 corporate financial and strategic objectives for Mr. Holland. These objectives related to the achievement of confidential target levels regarding earnings per share, shareholder cash flow, customer service excellence, revenue enhancements from new business, and identifying and finalizing implementation of plans to achieve projected cost savings resulting from the merger. These objectives were the basis of 40%, 40%, 5%, 5% and 10%, respectively, of Mr. Holland's target annual incentive opportunity. Based on the level of 1997 achievement of each of these objectives, Mr. Holland received an annual incentive award of $189,543. Pursuant to the Incentive Plan, the Committee also awarded Mr. Holland a $100,000 award for his leadership and accomplishments leading to the consummation of the merger. The annual incentive award paid to each of the other named executive officers in accordance with the Incentive Plan is listed in the Bonus column of the Table. The awards include amounts deferred into the Deferral Plan.

  To link a portion of each former Ohio Edison executive's total pay opportunity to the long-term performance of Ohio Edison Company common stock, each year an executive's target long-term incentive opportunity was converted into equivalent performance shares and held in a Common Stock Equivalent Account

(the "Account") for four years. Each executive's 1997 target long-term incentive opportunity will be held in a 1997 Account through 2000. This 1997 Account will be valued in early 2001 based on the total return of the Company's common stock and the total return of the stock compared to other investor-owned utilities during this four-year period. The final value, if any, will be paid to the executive in cash. For a detailed explanation of this long-term incentive program, see the description following the Long-Term Incentive Table. The target long-term incentive opportunity and the corresponding number of equivalent performance shares allocated to each named executive officer other than Mr. Farling are also listed in the Long-Term Incentive Plan Table.

  In accordance with the Incentive Plan in effect in 1993, Messrs. Holland, Burg, Alexander and Gill were required to defer 50% of their 1993 annual incentive award into a 1993 Account for four years from 1994 through 1997. The terms and conditions of this long-term deferral were reported in the Ohio Edison Company Proxy Statement for that year. In early 1998, their 1993 Account was valued based on an annualized 13.9% total return for the Company's common stock during this period, a second quintile total return ranking relative to the Edison Electric Institute's Index of Investor-Owned Electric Companies and a second quintile ranking of the Company's price change to residential customers relative to a peer group of twenty electric utilities selected from this Index. The long-term incentive award paid to Messrs. Holland, Burg, Alexander and Gill in accordance with the prior Incentive Plan is listed in the Long-Term Compensation Payouts column of the Table.

Compensation Committee: Robert L. Loughhead, Chairman
                   Russell W. Maier
                   Glenn H. Meadows
                   Paul J. Powers

SHAREHOLDER RETURN: PERFORMANCE COMPARISON GRAPHS

  The following graphs illustrate the total annual return earned from an investment in FirstEnergy Common Stock (Ohio Edison Common Stock prior to the consummation of the merger on November 8, 1997) compared with those earned in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (the "EEI Index") and the Standard & Poor's 500 Index of widely held common stocks (the "S&P 500 Index"). The top graph shows the total annual returns by year. The second graph depicts the cumulative value of a $100 investment on December 31, 1992. Total return represents stock price changes plus the reinvestment of dividends in the stock.

                                    GRAPH 1
                    [Bar Graph Showing Total Annual Returns
                     FirstEnergy, EEI Index and S&P Index]



                                    GRAPH 2
                        Total Return Cumulative Values
                   FirstEnergy, EEI Index and S&P 500 Index



                             [GRAPH APPEARS HERE]
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                AMONG FIRSTENERGY, EEI INDEX AND S&P 500 INDEX

Measurement period
(Fiscal year Covered)        First Energy        EEI Index        S&P 500 Index
---------------------        ------------        ---------        -------------
Measurement PT -
12/31/92                     $100                $100              $100
FYE 12/31/93                 $104.59             $111.14           $110.08
FYE 12/31/94                 $92.13              $98.28            $111.53
FYE 12/31/95                 $125.16             $128.87           $153.45
FYE 12/31/96                 $129.82             $130.33           $188.68
FYE 12/31/97                 $176.29             $166.00           $251.63


                                     LOGO

[LOGO OF FIRSTENERGY]                                          76 South Main St.
                                                          Akron, Ohio 44308-1890
--------------------------------------------------------------------------------
Nancy C. Ashcom
Corporate Secretary

                                                    March 16, 1998


Dear Shareholder:

     You are invited to attend FirstEnergy's inaugural Annual Meeting of Shareholders at the John S. Knight Center in Akron, Ohio, at 10 a.m. on Thursday, April 30. Directions to the Knight Center are on the back of this letter.

     At the meeting we will review the Company's performance in 1997, focusing on the merger and how it is enabling us to reduce costs, improve operations and enhance shareholder value. We will also be discussing our plans for the future as well as answering questions you may have concerning our operations or business strategies.

     The enclosed proxy material provides you with more information about the business items that will be voted on at the meeting. In addition to the election of three members to your Board of Directors, ratification of auditors and approval of a Company proposal, you will be voting on a shareholder proposal. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER
                                                 -------
PROPOSAL, WHICH IS ITEM NO. 4 ON THE PROXY CARD BELOW.

     Please take a few minutes at this time to review this material and then mark your vote on the proxy card. After you sign and date your proxy card, please return it in the enclosed postage-paid envelope.

     Your participation and support are important to us as we develop our plans for success in the future. We hope you can join us at this year's shareholders meeting.

                                         Sincerely,

                                         /s/ Nancy C. Ashcom

                                   TEAR HERE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please indicate your vote by marking an (X) in the appropriate boxes. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3, AND AGAINST
ITEM 4.

Your Board of Directors recommends a vote FOR Items 1, 2 and 3 below.
                                          ---

1. Election of 3 Directors for 3-year term        FOR [ ]        WITHHOLD [ ]
     Nominees: Robert L. Loughhead, Glenn H. Meadows, Robert C. Savage
   FOR, except withhold vote from following nominees:
                                                     -------------------------
2. Ratification of Auditors                 FOR [ ]   AGAINST [ ]  ABSTAIN [ ]
3. Approval of Incentive Compensation Plan  FOR [ ]   AGAINST [ ]  ABSTAIN [ ]

Your Board of Directors recommends a vote AGAINST item 4 below.

4. Shareholder Proposal

FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

X
---------------------------------------------

X
---------------------------------------------
Sign here as name(s) appear on this proxy card. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

---------------------------------------------
Date

                   [GRAPHIC MAP DESCRIBING STREET LOCATION]


[LOGO OF FIRSTENERGY]          THIS PROXY CARD IS SOLICITATED BY THE BOARD
                               OF DIRECTORS FOR THE ANNUAL MEETING OF
                               SHAREHOLDERS AT THE JOHN S. KNIGHT CENTER,     P
                               77 E. MILL STREET, AKRON, OHIO, ON THURSDAY,
                               APRIL 30, 1998, AT 10 A.M., EASTERN TIME.      R

     The undersigned appoints Nancy C. Ashcom and Randy Scilla as Proxies     O
with the power to appoint their substitute, and authorizes them to
represent and to vote, as designated on the reverse side, all the shares      X
of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders Y to be held on April 30, 1998, or at any adjournment, and in their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

                      SIGN THIS CARD ON THE REVERSE SIDE
  Please sign and mail promptly to ensure your representation at the meeting.

                        OHIO EDISON SYSTEM SAVINGS PLAN
                             VOTING DIRECTION FORM
              Annual Meeting of Shareholders of FirstEnergy Corp.
         at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio
           on Thursday, April 30, 1998, at 10:00 A.M., Eastern time

                                                        YOUR ALLOCATED SHARES:







               TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE
                    OF THE OHIO EDISON SYSTEM SAVINGS PLAN

     As a participant in the Ohio Edison System Savings Plan, I hereby direct State Street Bank and Trust Company, Trustee, to vote, in accordance with my directions below, the shares of FirstEnergy Corp. common stock which are allocated to my account and also my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the 1998 Annual Meeting of Shareholders to be held on April 30, 1998, or at any adjournment, and in its discretion it is authorized to vote upon such other business as may properly come before the meeting.
     IF NO DIRECTIONS ARE INDICATED BELOW, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM ARE DIRECTED TO BE VOTED FOR ITEMS 1, 2 AND 3, AND VOTED AGAINST
ITEM 4.

[X] Indicate your direction by marking the appropriate boxes.
    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS NO. 1, 2 AND 3.

Item No. 1.  Election of 3 Directors for 3-year term:

                        FOR      WITHHOLD

                FOR     [ ]        [ ]  WITHHOLD
all nominees listed                     authority to vote
   below (except as                     for all nominees
     printed to the                     listed below
    contrary below)

Nominees: R. L. Loughhead, G. H. Meadows, R.C. Savage
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.


---------------------------------------------------------------


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS NO. 1, 2 AND 3.

Item No. 1.  Election of 3 Directors for 3-year term:

                        FOR      WITHHOLD

                FOR     [ ]        [ ]  WITHHOLD
all nominees listed                     authority to vote
   below (except as                     for all nominees
     printed to the                     listed below
    contrary below)

Nominees: R. L. Loughhead, G. H. Meadows, R. C. Savage
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.


---------------------------------------------------------------

---------------------------------------------------------------
             SIGNATURE. Sign as name appears above


        ALLOCATED SHARES (Number indicated above.)

Item No. 2.  Ratification of auditors.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

Item No. 3. Approval of Incentive Compensation Plan.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM NO. 4.

Item No. 4. Shareholder Proposal.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

      UNALLOCATED SHARES (Proportion to be determined)

Item No. 2.  Ratification of auditors.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

Item No. 3. Approval of Incentive Compensation Plan.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM NO. 4.


Item No. 4 Shareholder Proposal.

        [ ]  FOR   [ ]  AGAINST  [ ]  ABSTAIN

          Date                               , 1998
              -------------------------------

To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to State Street Bank & Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

[LOGO OF FIRSTENERGY]                                          76 South Main St.
                                                              Akron, Ohio 44308
-------------------------------------------------------------------------------
Nancy C. Ashcom
Corporate Secretary



                                              March 20, 1998



Dear Savings Plan Participant:

     As a participant in the Company's Savings Plan, you are entitled to vote on business items that will be presented at our Annual Meeting of Shareholders on Thursday, April 30.

     One of the four business items we will be voting on concerns a shareholder's proposal. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST
                                                                         -------
THIS PROPOSAL, WHICH IS ITEM NO. 4 ON YOUR VOTING DIRECTION FORM.

     TURNING TO THE OTHER ITEMS OF BUSINESS, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM NO. 1, THE ELECTION OF DIRECTORS, FOR ITEM NO. 2, THE
              ---                                        ---
RATIFICATION OF THE APPOINTMENT OF AUDITORS, AND FOR ITEM NO. 3, THE APPROVAL OF
                                                 ---
AN EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN.

     Please review the enclosed proxy material and complete, sign and return the voting direction form in the envelope provided. If you have any questions, please call Investor Services at 1-800-736-3402.

     Your vote on these business items is very important to us. Thank you for your continued support.

                                                Sincerely,


                                                /s/ Nancy Ashcom

              CENTERIOR ENERGY CORPORATION EMPLOYEE SAVINGS PLAN
                             VOTING DIRECTION FORM

              Annual Meeting of Shareholders of FirstEnergy Corp.
         at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio
           on Thursday, April 30, 1998, at 10:00 A.M., Eastern time

                 TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE
           OF THE CENTERIOR ENERGY CORPORATION EMPLOYEE SAVINGS PLAN

     As a participant in the Centerior Energy Corporation Employee Savings Plan, I hereby direct Key Trust Company of Ohio, N.A., Trustee, to vote, in accordance with my directions on the reverse side, the shares of FirstEnergy Corp. common stock which are allocated to my account, at the 1998 Annual Meeting of Shareholders to be held on April 30, 1998, or at any adjournment, and in its discretion it is authorized to vote upon such other business as may properly come before the meeting.
     IF NO DIRECTIONS ARE INDICATED ON THE REVERSE SIDE, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM ARE DIRECTED TO BE VOTED FOR ITEMS 1, 2 AND 3, AND VOTED AGAINST ITEM 4.

                 (Continued and to be signed on reverse side)

                           /\FOLD AND DETACH HERE/\

                                                               Please Mark
                                                              your votes as
                                                              indicated in  [X]
                                                              this example


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS NO. 1, 2 AND 3.

Item No. 1. Election of 3 Directors for 3-year term:

  FOR all nominees listed              WITHHOLD AUTHORITY
below (except as printed to         to vote for all nominees
   the contrary below)                   listed below
         [ ]                                  [ ]

Nominees: R. L. Loughhead, G. H. Meadows, R. C. Savage
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

------------------------------------------------------

Item No. 2. Ratification of auditors.


    FOR       AGAINST       ABSTAIN
    [ ]         [ ]           [ ]


Item No. 3 Approval of Incentive Compensation Plan.

    FOR       AGAINST       ABSTAIN
    [ ]         [ ]           [ ]


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM NO. 4

Item No. 4. Shareholder Proposal.

    FOR       AGAINST       ABSTAIN
    [ ]         [ ]           [ ]



YOUR SHARE BALANCE





Signature                                                   Date         , 1998
         ---------------------------------------------------    ---------
Sign as name appears above. To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to CIC, 111 Commerce Road, Carlstadt, N.J. 07027.

                           /\FOLD AND DETACH HERE/\



                       Annual Meeting of Shareholders of
                               FirstEnergy Corp.

                                    at the
                             John S. Knight Center
                               77 E. Mill Street
                                  Akron, Ohio

                                      on
                           Thursday, April 30, 1998
                          at 10:00 A.M., Eastern time

[LOGO OF FIRSTENERGY]                                          76 South Main St.
                                                               Akron, Ohio 44308
--------------------------------------------------------------------------------
Nancy C. Ashcom
Corporate Secretary



                                             March 20, 1998



Dear Savings Plan Participant:

     As a participant in the The Centerior Energy Corporation Employee Savings Plan, you are entitled to vote on business items that will be presented at our Annual Meeting of Shareholders on Thursday, April 30.

     One of the four business items we will be voting on concerns a shareholder's proposal. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST
                                                                         -------
THIS PROPOSAL, WHICH IS ITEM NO. 4 ON YOUR VOTING DIRECTION FORM.

     TURNING TO THE OTHER ITEMS OF BUSINESS, YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM NO. 1, THE ELECTION OF DIRECTORS, FOR ITEM NO. 2, THE
              ---                                        ---
RATIFICATION OF THE APPOINTMENT OF AUDITORS, AND FOR ITEM NO. 3, THE APPROVAL OF
                                                 ---
AN EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN.

     Please review the enclosed proxy material and complete, sign and return the voting form in the envelope provided. If you have any questions, please call Investor Services at 1-800-736-3402.

     Your vote on these business items is very important to us. Thank you for your continued support.

                                                   Sincerely,

                                                   /s/ Nancy Ashcom

                                                 APPENDIX TO THE PROXY STATEMENT

                               FIRSTENERGY CORP.

               EXECUTIVE AND DIRECTOR INCENTIVE COMPENSATION PLAN

                             EFFECTIVE MAY 1, 1998

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

  1.1. Establishment of the Plan. FirstEnergy Corp. (hereinafter referred to as "FirstEnergy"), established, effective May 1, 1998, an incentive compensation plan known as the "Executive and Director Incentive Compensation Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards and Directors' Awards.

  1.2. Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees and Directors that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent. The plan is intended to preserve maximum deductibility of all awards made under the plan within the structure of Section 162(M) of the Internal Revenue Code of 1986 as amended "the code".

  1.3. Duration of the Plan. The Plan will commence on May 1, 1998, as described in Section 1.1 herein. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it shall have been purchased or acquired according to the provisions herein.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

  2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

(a) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards or Directors' Awards.
(b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
(c) Black-Scholes value means the value of one Stock Option as calculated by the Black-Scholes Valuation Model as prescribed under Financial Accounting Standard 123.
(d) "Board" or "Board of Directors" means the Board of Directors of the Company.
(e) "Cash Award" means an award in the form of cash that is a bonus made pursuant to the terms of Article 10.
(f)  "Cause" shall mean the occurrence of any one of the following:

     (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or
     (ii) the Participant's conviction for committing a felony or a crime involving an act of moral turpitude, dishonest or misfeasance; or
    (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the

     Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.


(g)  "Change in Control" shall mean:
     (i) The acquisition by Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% (25% if such Person proposes any individual for election to the Board or any member of the Board is the representative of such Person) or more of either (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (d) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (a), (b) and (c) of subsection (iii) of this subsection (g) are satisfied; or
     (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of the Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
     (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (a) more than 75% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding the Company, an employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (c) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (iv) Approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition (A) more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding share of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.
           However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group. . . " for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).
(h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.
(i)  "Committee" means the Compensation Committee of the Board.
(j) "Company" means FirstEnergy Corp., an Ohio corporation, or any successor thereto as provided in Article 16 herein.
(k) "Covered Employee" means any Participant designated prior to the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Cash Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which such Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Cash Award are taxable to such Participant.
(l)  "Directors' Award" means an Award made pursuant to Article 11 of this Plan.
(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
(n) "Fair Market Value" means the average of the closing prices for the 20 trading days preceding the relevant date, as reported on the composite tape of the New York Stock Exchange.
(o) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.
(p) "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries. "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.
(q) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.
(r)  "Option" means an Incentive Stock Option or a Nonqualified Stock Option.
(s) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.
(t) "Participant" means a Key Employee or Director who has been granted an Award under the Plan.
(u) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.
(v) "Period of Restriction" means the period during which the transfer or sale of Shares of Restricted Stock by the participant is restricted.
(w) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.
(x) "Plan" means this Executive and Director Incentive Compensation Plan of FirstEnergy Corp., as herein described and as hereafter from time to time amended.
(y) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.
(z) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.
(aa) "Standard Rate" means the electric utility median base salary level for a given position as determined in the judgment of the Committee.
(bb) "Stock" or "Shares" means the common stock with a 10 cent par value of the Company.
(cc) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.
(dd) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

  2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

  2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

  3.1. THE COMMITTEE. The Plan shall be administered by the Committee which consists of not less than three directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "disinterested person" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission. To the extent required to comply with Code Section 162(m), each member of the Committee shall also be an Outside Director.

  3.2. AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Subject to section 4.3, in no event shall the Committee have the right to i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR, or ii) change the Option Price of an Option or SAR to an exercise price that is less than the original Option or SAR exercise price, without first obtaining the approval of shareholders. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section
9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

  3.3. SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Directors as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees or Directors.

  3.4. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

  3.5. DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects directors of the Company or Covered Employees and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Committee may delegate to the Chief Executive Officer of the Company its authority under this Article 3 to grant Awards to Key Employees who are not Covered Employees or who are not directors of the Company or officers of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

  3.6. PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Ohio law for their services as directors of the Company.

  3.7. AWARD AGREEMENTS. Stock-based awards under the Plan shall be evidenced by an award agreement which shall be signed by an authorized officer of the Company or delegate and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

  3.8.  RULE 16b-3 REQUIREMENTS.   Notwithstanding any other provision of the
Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

  Notwithstanding any other provisions of the Plan, all Awards under this Plan shall be subject to the following conditions, as and to the extent required by Rule 16b-3:

(i) Except in the case of disability or death, no SAR, ISO, NQSO or other option granted pursuant to Article 6 shall be exercisable for at least six months after its grant; and
(ii) Except in the case of disability or death, no Restricted Stock or Performance Share (or a Share issued in payment thereof) shall be sold for at least six months after its acquisition.

ARTICLE 4. STOCK SUBJECT TO THE PLAN

  4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 7,500,000 Shares of common stock of the Company. No more than three-quarters of such aggregate number of such Shares shall be issued as Restricted Stock under Article 8 of the Plan or as Performance Shares under
Article 9. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or shares purchased on the open market. The exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan..

  4.2. LAPSED AWARDS. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein. If the value of any Performance Shares issued under Article 9 are paid in cash after a Performance Period has ended, such stock subject to such award shall again be available for the grant of an award under the Plan.

  4.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards and Performance Shares, granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  5.1. ELIGIBILITY. Persons eligible to receive Awards under all Articles of this Plan except Article 11 include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may include employees who are members of the Board, but may not include directors who are not employees. Directors who are not employees may receive Awards under this Plan exclusively under Articles 6 and 8, subject to
Article 11.

  5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.

ARTICLE 6. STOCK OPTIONS

  6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be two hundred thousand (200,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, no employee may receive an Award of Incentive Stock Options that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs. Notwithstanding any other provision of the Plan, no ISO shall be granted after May 1, 2008.

  6.2. OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

  6.3. OPTION PRICE. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the option is granted.

  An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

  6.4. DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  6.5. EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

  6.6. PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

  6.7. RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

  6.8. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 12 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability or retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any of such Participant's outstanding Options shall become immediately exercisable, at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter.
Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, lengthen the exercise period up to the expiration date for an individual participant if it deems this is in the best interest of the Company. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of l986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

  6.9. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than death, disability, retirement or for Cause, the Participant shall have the right to exercise such Participant's outstanding Options within the 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Committee may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

  If the employment of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

  6.10. NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

  7.1. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

(a)  In lieu of Options;
(b)  In addition to Options;
(c)  Independent of Options; or

(d)  In any combination of (a), (b), or (c).

The maximum numbers of Shares subject to SARs granted to any individual Participant in any calendar year shall be two hundred thousand (200,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

  7.2. EXERCISE OF SARS IN LIEU OF OPTIONS. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

  Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in lieu of an Incentive Stock Option, (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised; and (iii) the SAR may be exercised only when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

  7.3. EXERCISE OF SARS IN ADDITION TO OPTIONS. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

  7.4. EXERCISE OF SARS INDEPENDENT OF OPTIONS. Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

  7.5. PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:
(a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by
(b)  The number of Shares with respect to which the SAR is exercised.

  7.6. FORM AND TIMING OF PAYMENT. Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, as soon as administratively possible after exercise..

 7.7. TERM OF SAR. The term of an SAR granted under the Plan shall not exceed ten years.

  7.8. TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

  7.9. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK

  8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. The Committee may condition the vesting or lapse of the Period of Restriction established pursuant to Section 8.3 upon the attainment of one or more of the performance goals utilized for purposes of Performance Shares pursuant to Article 9 hereof. As required for valuation of grants under the Plan, Restricted Stock will be valued at its Fair Market Value. The maximum number of Shares subject to issuance as Restricted Stock granted to any individual Participant in any calendar year is one hundred thousand (100,000) Shares.

  8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

  8.3. TRANSFERABILITY. Except as provided in this Article 8 or in Section 3.8 herein, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

  8.4. OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

  8.5. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Executive and Director Incentive Compensation Plan of FirstEnergy Corp., in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated __________. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of FirstEnergy Corp."

  8.6. REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

  8.7. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

  8.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

  8.9. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive or modify the restrictions remaining on any or all Shares of Restricted Stock pursuant to
Section 8.3 herein as it deems appropriate.

  8.10. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4. herein, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

  8.11. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of a termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive or modify the automatic forfeiture of any or all such Shares as it deems appropriate. Further, any Restricted Stock issued under Article 10, shall only be forfeited as to those shares attributable to the discount in the conversion calculation as set out in Section 10.4.

ARTICLE 9.    PERFORMANCE SHARES

  9.1. GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares that may be issued to any Participant in a calendar year shall not exceed one hundred thousand (100,000)(subject to adjustment as provided in Section 4.3).

  9.2. VALUE OF PERFORMANCE SHARES. The Committee shall set performance goals over certain periods to be determined in advance by the Committee ("Performance Periods"). Prior to each grant of Performance Shares, the Committee shall establish an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of or Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which may include but are not limited to one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures. Such performance goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more of the measures described above relative to the performance of other corporations. The Committee may provide for the crediting of dividend equivalents during the performance period. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares awarded. With respect to Covered Employees, all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of
Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

  9.3. PAYMENT OF PERFORMANCE SHARES. After a Performance Period has ended, the holder of a Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to
Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The amount payable in cash in a calendar year to any Participant with respect to any Performance Period pursuant to any Performance Share award shall not exceed $1,000,000.

  9.4. COMMITTEE DISCRETION TO ADJUST AWARDS. Subject to Section 3.2 regarding Awards to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Share award, at any time or from time to time, including but not limited to the performance goals.


  9.5. FORM AND TIMING OF PAYMENT. The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period. Any stock issued in payment of a Performance Share shall be subject to the restrictions on transfer in Section 3.8 herein.

  9.6. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals, as computed by the Committee. The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an award payout.

9.7. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Shares shall be forfeited; provided, however, that in the event of a termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions.

  9.8. NONTRANSFERABILITY. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

ARTICLE 10. CASH AWARDS

  10.1. GRANT OF CASH AWARD. Subject to the terms of this Plan, Cash Awards may be made to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in the determining the form of the Cash Awards granted to Participants

  10.2. CASH AWARD PERFORMANCE CRITERIA. All Cash Awards made under this Plan shall be subject to pre-established, objective, business-related Performance Measures. The performance measures shall be approved for use by the Committee and the Committee shall certify their attainment and the resulting payout of Cash Awards. Performance Measures for Cash Awards may be measurable for periods of one year to five years (allowing for pro rated periods for new Participants). The Performance Measures may include, but shall not be limited to: operational measures (e.g. attaining merger milestones, customer satisfaction, service reliability, safety and tactical objectives), financial measures (e.g. expense control, revenue, margins and shareholder value added levels "SVA") and individual measures. Performance Measures can be made on overlapping cycles, (i.e. one year cycles could emphasize operational measures and three year cycles could emphasize SVA Performance Measures.) Each cycle of Performance Measures could have a distinct Cash Award associated with it.

  10.3. PAYOUT OF CASH AWARDS. Payouts of Cash Awards are made in relationship to a target payout level determined prior to each cycle on a per Participant basis. Target levels under multiple cycles will be calibrated to provide, in total, an annualized level of incentives consistent with the Company's compensation philosophy as set by the Compensation Committee of the Board. Actual payouts of Cash Awards will vary with performance results as follows: actual payouts based upon operational or individual Performance Measures will vary from 50% (if threshold performance is attained) to 150% of the target level; actual payouts based upon Company SVA and other corporate financial measures will vary from 50% (if threshold performance is attained) up to 200% of the target level. The maximum Cash Award payable in a calendar year to any Participant with respect to any Performance Period shall not exceed $1,000,000.

  10.4. CONVERSION OF CASH AWARD PAYOUT TO RESTRICTED STOCK. At the request of the Participant, but subject to the election of the Committee, any Cash Award payout may be converted to Restricted Stock at a discount. The conversion to Restricted Stock will occur by multiplying the Cash Award by a premium, but in no event more than 120% and dividing the product by the Fair Market Value of the Restricted Stock on the date of conversion, which shall be chosen by the Committee at least 10 days in advance, to determine the number of shares of Restricted Stock that will be provided as full settlement of the Cash Award.
The shares of Restricted Stock provided to Participants in settlement of Cash Awards shall be Restricted Stock subject to Article 8. In the event that the Participant terminates employment other than for normal retirement, death, disability or after a change in control if the vesting provisions are not met, only the portion of the Restricted Stock provided under this Section and attributable to the discount shall be forfeited.

Article 11. Directors' Awards

  11.1. GRANT OF DIRECTOR'S AWARDS.   In lieu of a portion of their retainer,
otherwise paid exclusively in cash, Directors' Awards can be made in the form of Stock Options or Restricted Stock under Articles 6 and 9 respectively. No other Awards may be made to Directors under the Plan.

  11.2. CONVERSION OF RETAINER TO STOCK. At the request of a Director but subject to the election of the Committee, a Director may convert any retainer otherwise due to be paid by the Company in cash to an aggregate equivalent value of either Stock Options, Restricted Stock or both.

  11.3. CONVERSION OF RETAINER TO RESTRICTED STOCK. Retainer, otherwise payable in cash may be converted at a discount to Restricted Stock under Article 8. The conversion to Restricted Stock will occur by multiplying the retainer by a premium, but in no event more than 120% and dividing the product by the Fair Market Value of the Restricted Stock on the date of conversion, which shall be chosen by the Committee at least 10 days in advance, into the amount of the retainer to determine the number of shares of Restricted Stock that will be provided as full settlement of the retainer. In the event that the Participant terminates employment other than for normal retirement, death, disability or after a change in control if the vesting provisions are not met, only the portion of the Stock provided under this Section attributable to the discount shall be forfeited.

  11.4. CONVERSION OF RETAINER TO STOCK OPTIONS. Retainer otherwise due to be paid in cash may be converted to Stock Options under Article 6 at the request of the Participant but subject to the election of the Committee. Retainer shall be converted by multiplying the retainer by a premium, but in no event more than 120% and dividing the product by the amount equal to the Black-Scholes Value of the Stock Option on the date of conversion. The quotient of which is the number of Stock Options that shall be awarded.

ARTICLE 12.   BENEFICIARY DESIGNATION

  Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 13.   RIGHTS OF EMPLOYEES

  13.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

  13.2. PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

  13.3. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

  13.4. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

ARTICLE 14.   CHANGE IN CONTROL

  14.1. STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section 3.8 herein), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

  14.2. ALL AWARDS OTHER THAN STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all awards other than Stock Based awards granted under this Plan shall be immediately paid out in cash, including Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the number of Performance Shares.



ARTICLE 15.   AMENDMENT, MODIFICATION, AND TERMINATION

  15.1. AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board or Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto, no such termination, amendment, or modification may:

(a) Increase the total amount of Stock which may be issued under this plan, except as provided in Section 4.3 herein; or
(b)  Change the class of Employees eligible to participate in the Plan; or
(c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or
(d) Extend the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised.

  15.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

  15.3. DEFERRAL OF PAYMENTS AND DISTRIBUTIONS. Cash Awards pursuant to Article 10 may be eligible for deferral by any plan(s) offered by the company, subject to the approval of the Committee and any administrative requirements imposed by the Committee.

ARTICLE 16.   WITHHOLDING AND DEFERRAL

  16.1. TAX WITHHOLDING. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

  16.2. STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in
Section 16.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

  Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

ARTICLE 17.   SUCCESSORS

  All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18.   REQUIREMENTS OF LAW

  18.1. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  18.2. GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio.